Exhibit 10.1

AMENDMENT TO PLAN SUPPORT AGREEMENT

THIS AMENDMENT dated as of November 23, 2016 (this “Amendment”) is entered into by and among:

(i) CHC Group Ltd. (the “Company”);

(ii) the undersigned beneficial holders, or investment advisors or managers for the account of such beneficial holders together with their respective successors and permitted assigns (each, a “Plan Sponsor” and, collectively, the “Plan Sponsors”), of the 9.25% Senior Secured Notes due 2020 issued under that certain Indenture, dated as of October 4, 2010, by and among CHC Helicopter S.A., as issuer, each of the guarantors named therein, HSBC Corporate Trustee Company (UK) Limited, as collateral agent, and The Bank of New York Mellon, as indenture trustee;

(iv) the Official Committee of Unsecured Creditors (the “UCC”);1

(v) The Milestone Aviation Group Limited (“Milestone”);

(vi) Marble Ridge Capital L.P. (“Marble Ridge”) as a beneficial holder (or an investment advisor to or manager for the account of such a holder) of 9.375% Senior Notes due 2021, issued by CHC Helicopter S.A. pursuant to that certain indenture, dated as of May 13, 2013, by and among CHC Helicopter S.A., as issuer, each of the guarantors named therein and Law Debenture Trust Company, as successor trustee; and

(vii) Solus Alternative Asset Management LP (“Solus” and, together with Marble Ridge, the “Individual Creditor Parties”) as a beneficial holder (or an investment advisor to or manager for the account of such a holder) of Unsecured Notes.

The Company, the Plan Sponsors, the UCC, Milestone and the Individual Creditor Parties are referred to herein as the “Amendment Parties” and each individually as an “Amendment Party.” Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the PSA (as defined below).

RECITALS

WHEREAS, the Amendment Parties (together with certain other parties) entered into that certain Plan Support Agreement dated as of October 11, 2016 (as amended, supplemented or otherwise modified from time to time, the “PSA”);

1 The capitalized term “UCC” does not apply to the members of the UCC in their individual capacities. All members of the UCC reserve and retain their individual rights, whatever they may be, with respect to this Amendment and any motions filed before the Bankruptcy Court. For the avoidance of doubt, the obligations set forth in this Amendment shall be construed to bind any individual member of the UCC only if such member has separately executed this Amendment or a Joinder Agreement in its individual capacity.

WHEREAS, the Amendment Parties wish to amend certain provisions of the PSA; and

WHEREAS, the Amendment Parties wish to take such actions necessary to give effect to such amendments.

AMENDMENTS

NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein and in the PSA, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Amendment Parties agree as follows:

Section 1. Amendments.

(a)           Subsections (A) and (F) of Section 6(a)(ii) of the PSA are hereby amended and restated in their entirety as follows:

“(A)           obtain entry of the PSA Approval Order by the Bankruptcy Court by no later than the earlier of (i) December 21, 2016 and (ii) prior to the start of the hearing for approval of the Disclosure Statement;”

“(F)            obtain the entry by the Bankruptcy Court of the Final Cash Collateral Order by no later than December 21, 2016, which order is in all respects reasonably acceptable to the CHC Parties, Plan Sponsors and the UCC;”

Section 2. Effectiveness. This Amendment shall become effective and binding on the Amendment Parties in accordance with the terms of the PSA upon the execution and delivery by the Company, the Requisite Plan Sponsors, the UCC, Milestone and the Individual Creditor Parties of an executed signature page hereto; provided, however, the Company, the Requisite Plan Sponsors and the UCC expressly reserve all rights, and take no position, with respect to whether the consent of the Individual Creditor Parties is required pursuant to Section 10 of the PSA in order for this Amendment to become effective and binding.

Section 3. Miscellaneous.

3.1           Except as specifically set forth herein, the terms of the PSA shall remain in full force and effect and are hereby ratified and confirmed.

3.2           This Amendment may be executed in several counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same agreement. Execution copies of this Amendment delivered by facsimile, PDF or otherwise shall be deemed to be an original for the purposes of this paragraph.

[Signature Page Follows]

IN WITNESS WHEREOF, the Amendment Parties have caused this Amendment to be duly executed and delivered as of the day and year first written above.

COMPANY

CHC Group Ltd.

By:	/s/ Hooman Yazhari
Name: Hooman Yazhari
Title: Senior Vice President, Legal, & Administration

[ Signature Page to Amendment to PSA ]

REQUISITE PLAN SPONSORS

ALLIANCEBERNSTEIN L.P. on behalf of its discretionary accounts

By:	/s/ Robert Schwartz

Name:	Robert Schwartz

Title:	Senior Vice President

Future Fund Board of Guardians By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President

Sankaty Credit Opportunities (F), L.P

By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President

[ Signature Page to Amendment to PSA ]

Sankaty Credit Opportunities V AIV II (Master), L.P.

By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President

Sankaty Credit Opportunities VI-A, L.P.

By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President

Sankaty Credit Opportunities VI-B (Master), L.P.

By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President

[ Signature Page to Amendment to PSA ]

Sankaty Managed Account (CalPERS), L.P.

By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President

Bain Capital High Income Partnership, L.P.

By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President

Sankaty Managed Account (E), L.P.

By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President

Sankaty Managed Account (FSS), L.P.

By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President

[ Signature Page to Amendment to PSA ]

Sankaty Managed Account (PSERS), L.P.

By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President

Sankaty Managed Account (TCCC), L.P.

By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President

Sankaty Rio Grande FMC, L.P.

By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President

[ Signature Page to Amendment to PSA ]

Sears Holdings Pension Trust By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President

Sankaty Credit Opportunities VI-EU (Master), L.P.

By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President

Sankaty Credit Opportunities VI-G, L.P.

By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President

Los Angeles County Employees Retirement Association By: Bain Capital Credit, LP, as Manager

By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President

[ Signature Page to Amendment to PSA ]

American Century Capital Portfolios, Inc. – AC Alternatives Income Fund By: Bain Capital Credit, LP, as Subadvisor

By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President

Carl Marks Strategic Investments, L.P.

By:	/s/ James F. Wilson

Name:	James F. Wilson

Title:	Managing Member

Carl Marks Strategic Opportunities Fund II, L.P.

By:	/s/ James F. Wilson

Name:	James F. Wilson

Title:	Managing Member

 [ Signature Page to Amendment to PSA ]

Tennenbaum Special Situations IX-O, LP By: Tennenbaum Capital Partners, LLC Its: Investment Manager

By:	/s/ David Hollander

Name:	David Hollander

Title:	Managing Partner

Tennenbaum Special Situations Fund IX-C, LP By: Tennenbaum Capital Partners, LLC Its: Investment Manager

By:	/s/ David Hollander

Name:	David Hollander

Title:	Managing Partner

Tennenbaum Special Situations Fund IX, LLC By: Tennenbaum Capital Partners, LLC Its: Investment Manager

By:	/s/ David Hollander

Name:	David Hollander

Title:	Managing Partner

[ Signature Page to Amendment to PSA ]

Tennenbaum Opportunities Fund, VI, LLC By: Tennenbaum Capital Partners, LLC Its: Investment Manager

By:	/s/ David Hollander

Name:	David Hollander

Title:	Managing Partner

Tennenbaum Special Situations IX-S, LP By: Tennenbaum Capital Partners, LLC Its: Investment Manager

By:	/s/ David Hollander

Name:	David Hollander

Title:	Managing Partner

Wayzata Opportunities Fund III, L.P. By: WOF III GP, L.P., its General Partner By: WOF III GP, LLC, its General Partner

By:	/s/ Mary Burns

Name:	Mary Burns

Title:	Authorized Signatory

[ Signature Page to Amendment to PSA ]

Wayzata Opportunities Fund Offshore III, L.P. By: Wayzata Offshore GP III, LLC, its General Partner

By:	/s/ Mary Burns

Name:	Mary Burns

Title:	Authorized Signatory

[ Signature Page to Amendment to PSA ]

UCC Official Committee of Unsecured Creditors
/s/ Douglas H. Mannal

Douglas H. Mannal

Counsel to the UCC

[ Signature Page to Amendment to PSA ]

INDIVIDUAL CREDITOR PARTIES

Marble Ridge Capital L.P.

By:	/s/ Dan Kamensky

Name:	Dan Kamensky

Title:	Managing Partner

[ Signature Page to Amendment to PSA ]

Solus Alternative Asset Management LP

By:	/s/ C.J. Lanktree

Name:	C.J. Lanktree

Title:	Partner

[ Signature Page to Amendment to PSA ]

MILESTONE

The Milestone Aviation Group Limited

By:	/s/ Mark England

Name:	Mark England

Title:	Assistant Secretary

Location:	Dublin, Ireland

[ Signature Page to Amendment to PSA ]